                                   EXHIBIT 10

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 30, 2003 (this "Amendment"), to the Existing Credit Agreement (as defined below) is made by FERRO CORPORATION, an Ohio corporation (the "Borrower"), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).



                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders, National City Bank, as Administrative Agent, and Credit Suisse First Boston, as Syndication Agent, are parties to the Credit Agreement, dated as of August 31, 2001 (as amended or otherwise modified prior to the date hereof, the "Existing Credit Agreement", and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to modify the Existing Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:



                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Existing Credit Agreement" is defined in the first recital.

         "Second Amendment Effective Date" is defined in Article III.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II
                          AMENDMENT TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

         SECTION 2.1. Amendments to Section 1. Section 1 of the Existing Credit Agreement is hereby amended as follows:

         SECTION 2.1.1. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by:

                  (a) inserting the following definitions in such Section in the appropriate alphabetical sequence:

                           "Second Amendment" means the Second Amendment to
                  Credit Agreement, dated as of September 30, 2003, among the Borrower and the Lenders party thereto.

                           "Second Amendment Effective Date" means September 30,
                  2003.

                  (b) amending the definition of "Consolidated EBITDA" contained therein by amending and restating in its entirety clause (A)(vii) contained therein as follows:

                           "(vii) non-recurring, non-DMC2 related restructuring
                  charges, reasonably acceptable to the Administrative Agent, in an aggregate amount not to exceed $20,000,000"

         SECTION 2.2. Amendment to Section 8. Section 8 of the Existing Credit Agreement is hereby amended as follows:

         SECTION 2.2.1. Amendment to Section 8.14. Section 8.14 of the Existing Credit Agreement is hereby amended by deleting the words "ceases to be Investment Grade by both Rating Agencies at any time following the Closing Date" and inserting "is less than Ba2 by Moody's or less than BB by S&P at any time following the Second Amendment Effective Date" in replacement therefor.

         SECTION 2.3. Amendments to Section 9. Section 9 of the Existing Credit Agreement is hereby amended as follows:

         SECTION 2.3.1. Amendment to Section 9.3. Section 9.3 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:


                  9.3. RESTRICTIONS ON ACQUISITIONS. The Borrower will not, and will not permit any Subsidiary to, consummate Acquisitions for an aggregate amount in excess of $300,000,000 during the term of this Agreement. Without limitation of the foregoing, the Borrower will not directly or indirectly use any proceeds of a Credit Event hereunder to finance an Acquisition which is actively opposed by the Board of Directors (or similar governing body) of the selling person or the person whose equity interests are to be acquired, UNLESS all of the Lenders specifically approve or consent to such Acquisition in writing.

         SECTION 2.3.2. Amendment to Section 9.6. Section 9.6 of the Existing Credit Agreement is hereby amended by deleting the grid appearing therein and substituting the following grid in replacement therefor:

                       PERIOD                             LEVERAGE RATIO
                06/30/03 to 03/30/04                          3.75:1
                03/31/04 to 09/29/04                          3.50:1
                09/30/04 to 03/30/05                          3.25:1
               03/31/05 and thereafter                        3.00:1

         SECTION 2.3.3. Amendment to Section 9.7. Section 9.7 of the Existing Credit Agreement is hereby amended by deleting the grid appearing therein and substituting the following grid in replacement therefor:

                                                        FIXED CHARGE
                       DATE                             COVERAGE RATIO
                     09/30/03                               1.50:1
                     12/31/03                               1.50:1
                     03/31/04                               1.65:1
                     06/30/04                               1.65:1
                     09/30/04                               1.75:1
                     12/31/04                               1.75:1
                     03/31/05                               2.00:1
                  and thereafter

                                  ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

         This Amendment and the amendments contained herein shall become effective on the date (the "Second Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

         SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower and the Required Lenders.

         SECTION 3.2. Amendment Fee. The Administrative Agent shall have received for the account of each Lender that has delivered its signature page in a manner and before the time specified by the Administrative Agent, an amendment fee in an amount equal to 0.125% of the amount of such Lender's outstanding Commitment.

         SECTION 3.3. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 12.1 of the Credit Agreement, if then invoiced.

         SECTION 3.4. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.



                                   ARTICLE IV
                                  MISCELLANEOUS

         SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

         SECTION 4.2. Credit Document Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Section 12 thereof.

         SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 4.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 4.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Credit Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Credit Document or of any transaction or further or future action on the part of any Credit Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Credit Documents.

         SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, on the Second Amendment Effective Date, after giving effect to this Amendment, all statements set forth in clause (b) of
Section 6.2 of the Existing Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                              FERRO CORPORATION


                                              By:      /s/ J. William Heitman
                                                      -----------------------
                                                       Signature
                                                       J. William Heitman

                                                       Vice President, Finance
                                                       Title

                                      CREDIT SUISSE FIRST BOSTON,
                                      acting through its Cayman Islands Branch as a Lender

                                      By:   /s/ S. William Fox
                                            -----------------------------------
                                            Signature
                                            S. William Fox

                                            Director
                                            Title


                                            /s/ David J. Dodd
                                            -----------------------------------
                                            Signature
                                            David J. Dodd

                                            Associate
                                            Title

                                               NATIONAL CITY BANK,
                                               as a Lender


                                               By:   /s/ Robert S. Coleman
                                                     ---------------------------
                                                     Signature
                                                     Robert S. Coleman

                                                     Senior Vice President
                                                     Title

                                            BANCA NAZIONALE DEL LAVORO
                                            S.P.A., NEW YORK BRANCH,
                                            as a Lender


                                            By:   /s/ Francesco Di Mario
                                                  -----------------------------
                                                  Signature
                                                  Francesco Di Mario

                                                  Vice President
                                                  Title


                                                  /s/ Leonardo Valentini
                                                  -----------------------------
                                                  Signature
                                                  Leonardo Valentini

                                                  First Vice President
                                                  Title

                                             THE BANK OF NEW YORK,
                                             as a Lender


                                             By:  /s/ Kenneth R. McDonnell
                                                  -----------------------------
                                                  Signature
                                                  Kenneth R. McDonnell

                                                  Vice President
                                                  Title

                                             THE BANK OF TOKYO-MITSUBISHI, LTD.
                                             CHICAGO BRANCH,
                                             as a Lender


                                             By:  /s/ Shinichiro Munechika
                                                  -----------------------------
                                                  Signature
                                                  Shinichiro Munechika

                                                  Deputy General Manager
                                                  Title

                                             FIFTH THIRD BANK,
                                             as a Lender


                                             By:   /s/ Martin H. McGinty
                                                   ----------------------------
                                                   Signature
                                                   Martin H. McGinty

                                                   Vice President
                                                   Title

                                         BAYERISCHE HYPO- UND
                                         VEREINSBANK AG, NEW YORK BRANCH,
                                         as a Lender


                                         By:   /s/ Ken Hamilton
                                               --------------------------------
                                               Signature
                                               Ken Hamilton

                                               Director
                                               Title


                                               /s/ Lara Lorenzana
                                               --------------------------------
                                               Signature
                                               Lara Lorenzana

                                               Associate Director
                                               Title

                                         KEYBANK NATIONAL ASSOCIATION,
                                         as a Lender


                                         By:   /s/ Marianne T Meil
                                               --------------------------
                                               Signature
                                               Marianne T Meil

                                               Vice President
                                               Title

                                      CITICORP USA INC.,
                                      as a Lender


                                      By:   /s/ Carolyn A Sheridan
                                            -----------------------------------
                                            Signature
                                            Carolyn A Sheridan

                                            Managing Director & Vice President
                                            Title

                                      THE NORINCHUKIN BANK,
                                      as a Lender


                                      By:   /s/ Masanori Shoji
                                            ----------------------------------
                                            Signature
                                            Masanori Shoji

                                            Joint General Manager
                                            Title

                                        SUNTRUST BANK,
                                        as a Lender


                                        By:    /s/ William C. Humphries
                                              ---------------------------------
                                              Signature
                                              William C. Humphries

                                              Director
                                              Title

                                         FLEET PRECIOUS METALS INC.,
                                         as a Lender


                                         By:    /s/ Paul M. Mongeau
                                               --------------------------------
                                               Signature
                                               Paul M. Mongeau

                                               Vice President
                                               Title

                                     UNICREDITO ITALIANO,
                                     as a Lender


                                     By:   /s/ Christopher J. Eldin
                                           -------------------------------------
                                           Signature
                                           Christopher J. Eldin


                                           First Vice President & Deputy Manager
                                           Title



                                           /s/ Charles Michael
                                           -------------------------------------
                                           Signature
                                           Charles Michael

                                           Vice President
                                           Title

                                        U.S. BANK, N.A.,
                                        as a Lender


                                        By:    /s/ David Dannemiller
                                              ---------------------------------
                                              Signature
                                              David Dannemiller

                                              Vice President
                                              Title

                                           FIRSTMERIT BANK, N.A.,
                                           as a Lender


                                           By:   /s/ Robert G. Dracon
                                                 ------------------------------
                                                 Signature
                                                 Robert G. Dracon

                                                 Vice President
                                                 Title